[ARTICLE] 2

QUITCLAIM DEED

THIS QUITCLAIM DEED, Executed this 25th day of SEPTEMBER by first party, Grantor,
                               DONALD J SMITH

whose post office address is,
                               2501 E 3rd,
                               Casper, Wyoming  82609

to second party, Grantee,
                               YAAK RIVER RESOURCES, INC. __CO

whose post office address is,
                               830 SO. KLINE WAY
                               LAKEWOOD, COLORADO  80226-7506

      WITNESSETH, That the said first party, for good consideration and for the sum of ONE HUNDRED & Sixty two thousand Dollars ($162,000 ) paid by the said second party, the receipt whereof is hereby acknowledged, does hereby remise, release and quitclaim unto the said second party forever, all the right, title, interest and claim which the said first party has in and to the following described parcel of land, and improvements and appurtenances there-
to in the County of TELLER       ,State of COLORADO              to wit:

PARCEL #10)  03.314-19-002-0 LOTS 1-10,   BLOCK1   LAWRENCE         0.340 a
PARCEL #1O)  03.314-18-001-0 LOTS 1-16,   BLOCK2   LAWRENCE         0.740 a
PARCEL #10)  03.323-26-001-0 LOTS 1-16,   BLOCK3   LAWRENCE         0.950 a
PARCEL #10)  03.314-14-004-0 LOTS 7-16,   BLOCK18  LAWRENCE         0.700
PARCEL #10)  03.323-09-001-0 LOTS 1-39,   BLOCKM   SUNNYSIDE TRACT  1.970 a

  IN WITNESS WHEREOF, The said first party has signed and sealed these Presents the day and year first above written. Signed, sealed and delivered in presence of:



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Signature of Witness                      Signature of First Party



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Print Name of Witness                     Print Name of First Party



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Signature of Witness                      Signature of First Party



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Print Name of Witness                     Print Name of First Party

State of Wyoming
County of Natrona

On September 29, 1999 before me, Cheryl Marker

appeared Donald J. Smith

personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity(ies), and that by his signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


/s/ Cheryl Marker
---------------------------
Signature of Notary
                                               Affiant____Known____Produced ID
my commission expires; November 22, 2001       Type of ID_____________________
                                                                        (Seal)

State of                                  }
County of
On                                         before me,
appeared

personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument

WITNESS my hand and official seal.


---------------------------
Signature of Notary
                                               Affiant____Known____Produced ID
my commission expires; November 22, 2001       Type of ID_____________________
                                                                        (Seal)


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                                       Signature of Preparer

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                                       Print Name of Preparer